VOYA STRATEGIC ALLOCATION PORTFOLIOS, INC.

Voya Strategic Allocation Conservative Portfolio

Voya Strategic Allocation Growth Portfolio

Voya Strategic Allocation Moderate Portfolio

(collectively, the "Disappearing Portfolios")

Supplement dated January 19, 2024

to the Portfolios' Class I and Service Class Shares'

Prospectus and related Statement of Additional Information,

each dated May 1, 2023, as supplemented

On January 10, 2024, the Board of Directors of Voya Strategic Allocation Portfolios, Inc. approved a proposal to reorganize the Disappearing Portfolios with and into the following "Surviving Portfolios" (each, a "Reorganization" and collectively, the "Reorganizations"):

Disappearing Portfolios	Surviving Portfolios
Voya Strategic Allocation Conservative	Voya Solution Conservative Portfolio (a series of
Portfolio	Voya Partners, Inc.)
Voya Strategic Allocation Growth Portfolio	Voya Solution Aggressive Portfolio (a series of
Voya Partners, Inc.)
Voya Strategic Allocation Moderate	Voya Solution Balanced Portfolio (a series of Voya
Portfolio	Partners, Inc.)

The Reorganization of Voya Strategic Allocation Moderate Portfolio ("Strategic Allocation Moderate") into Voya Solution Balanced Portfolio is subject to approval by the shareholders of Strategic Allocation Moderate. A proxy statement/prospectus detailing the Reorganization is expected to be mailed to Strategic Allocation Moderate's shareholders on or about May 3, 2024, and a shareholder meeting is scheduled to be held on or about June 27, 2024. Strategic Allocation Moderate will notify its shareholders if shareholder approval of the Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about July 12, 2024.

The Reorganizations for the Disappearing Portfolios, not including Strategic Allocation Moderate, do not require shareholder approval. It is expected that the Reorganizations will take place on or about July 12, 2024.

From the close of business on June 28, 2024 through the close of business on July 12, 2024, the Disappearing Portfolios (including Strategic Allocation Moderate If its shareholders approve the Reorganization) will be in a "transition period" during which time a transition manager will align each Disappearing Portfolio's holdings with those of the respective Surviving Portfolio. During this time, the Disappearing Portfolios may not be pursuing their investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Following the Reorganizations, the Disappearing Portfolios' shareholders will hold corresponding shares of the Surviving Portfolios. For more information regarding the Surviving Portfolios, please contact a Shareholder Services representative at (800) 992-0180 or your financial professional.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE